UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 13, 2008

RIDGEWOOD ELECTRIC POWER TRUST V

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 13, 2008, Ridgewood Renewable Power LLC, the Managing Shareholder of Ridgewood Electric Power Trust V (the “Trust”), sent a letter to shareholders of the Trust, a copy of which is furnished as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Title

99	Letter to shareholders dated November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST V

Date:	November 13, 2008	By:	/s/ Jeffrey H. Strasberg
		Name:	Jeffrey H. Strasberg
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99	Letter to shareholders dated November 13, 2008.